Exhibit 99.1

Power Integrations Reports Second-Quarter Financial Results

Revenues increased two percent year-over-year to $184 million; GAAP earnings were $0.96 per diluted share; non-GAAP earnings per diluted share grew 24 percent year-over-year to $1.03

SAN JOSE, Calif.--(BUSINESS WIRE)--August 4, 2022--Power Integrations (NASDAQ: POWI) today announced financial results for the quarter ended June 30, 2022. Net revenues for the second quarter were $184.0 million, up one percent compared to the prior quarter and up two percent from the second quarter of 2021. Net income for the second quarter was $55.8 million or $0.96 per diluted share compared to $0.77 per diluted share in the prior quarter and $0.68 per diluted share in the second quarter of 2021. Cash flow from operations for the second quarter was $66.8 million.

In addition to its GAAP results, the company provided certain non-GAAP measures that exclude stock-based compensation, amortization of acquisition-related intangible assets, net other operating expenses of $1.1 million stemming from a patent-litigation settlement and an offsetting recovery from the liquidation of SemiSouth Laboratories, and the tax effects of these items. Non-GAAP net income for the second quarter of 2022 was $59.9 million or $1.03 per diluted share compared with $0.93 per diluted share in the prior quarter and $0.83 per diluted share in the second quarter of 2021. A reconciliation of GAAP to non-GAAP financial results is included with the tables accompanying this press release.

Commented Balu Balakrishnan, president and CEO of Power Integrations: “Our second-quarter revenues and third-quarter outlook reflect softness at Chinese smartphone customers as well as broader macroeconomic headwinds. Nevertheless, we grew our non-GAAP earnings per share by 24 percent year-over-year in the second quarter, generated $67 million in cash from operations and returned more than $160 million to stockholders through buybacks and dividends. While the near-term demand outlook has weakened, we continue to make great progress on long-term growth initiatives like automotive, motor drive, and expanding our portfolio of products incorporating our energy-efficient, proprietary GaN technology.”

Additional Highlights

  Power Integrations repurchased 1.9 million shares of its common stock during the second quarter for $157.7 million, exhausting the company’s repurchase authorization.
  The company paid a dividend of $0.18 per share on June 30, 2022. A dividend of $0.18 per share is to be paid on September 30, 2022, to stockholders of record as of August 31, 2022.

Financial Outlook

The company issued the following forecast for the third quarter of 2022:

  Revenues are expected to be $165 million plus or minus five percent.
  GAAP gross margin is expected to be approximately 57.5 percent. Non-GAAP gross margin is expected to be approximately 58 percent. The difference between GAAP and non-GAAP gross margins is approximately equally attributable to stock-based compensation and amortization of acquisition-related intangible assets.
  GAAP operating expenses are expected to be approximately $51 million; non-GAAP operating expenses are expected to be approximately $42.5 million. Non-GAAP expenses are expected to exclude approximately $8.5 million of stock-based compensation.

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. Pacific time. Members of the investment community can register for the call by visiting the following link: https://conferencingportals.com/event/iobnvsok. A live webcast of the call will also be available on the investor section of the company's website, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information, please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets, net other operating expenses of $1.1 million stemming from a patent-litigation settlement and an offsetting recovery from the liquidation of SemiSouth Laboratories, and the tax effects of these items. The company uses these measures in its financial and operational decision-making and, with respect to one measure, in setting performance targets for compensation purposes. The company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, and to facilitate comparability with the results of companies that provide similar measures. Non-GAAP measures have limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements

The above statements regarding the company’s forecast for its third-quarter financial performance are forward-looking statements reflecting management's current expectations and beliefs. These forward-looking statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: the impact of the COVID-19 pandemic on demand for the company’s products, its ability to supply products and its ability to conduct other aspects of its business such as competing for new design wins; changes in global macroeconomic and geopolitical conditions, including such factors as inflation, armed conflicts and trade negotiations, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company’s revenues to decrease or cause the company to decrease its selling prices for its products; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on February 7, 2022. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

Power Integrations and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per-share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
NET REVENUES	$183,986	$182,149	$180,110	$366,135	$353,847

COST OF REVENUES	77,143	81,474	88,797	158,617	178,123

GROSS PROFIT	106,843	100,675	91,313	207,518	175,724

OPERATING EXPENSES:
Research and development	23,507	23,678	21,741	47,185	41,768
Sales and marketing	15,985	16,155	15,097	32,140	29,004
General and administrative	6,059	9,614	9,306	15,673	19,381
Amortization of acquisition-related intangible assets	60	181	193	241	409
Other operating expenses, net	1,130	-	-	1,130	-
Total operating expenses	46,741	49,628	46,337	96,369	90,562

INCOME FROM OPERATIONS	60,102	51,047	44,976	111,149	85,162

OTHER INCOME	674	554	173	1,228	770

INCOME BEFORE INCOME TAXES	60,776	51,601	45,149	112,377	85,932

PROVISION FOR INCOME TAXES	4,952	5,353	3,268	10,305	4,253

NET INCOME	$55,824	$46,248	$41,881	$102,072	$81,679

EARNINGS PER SHARE:
Basic	$0.97	$0.78	$0.69	$1.75	$1.35
Diluted	$0.96	$0.77	$0.68	$1.72	$1.33

SHARES USED IN PER-SHARE CALCULATION:
Basic	57,731	59,238	60,544	58,480	60,366
Diluted	58,305	60,107	61,466	59,192	61,481

SUPPLEMENTAL INFORMATION:	Three Months Ended			Six Months Ended
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Stock-based compensation expenses included in:
Cost of revenues	$235	$320	$640	$555	$1,271
Research and development	2,323	3,055	3,159	5,378	5,550
Sales and marketing	1,177	1,948	1,725	3,125	3,339
General and administrative	(56)	3,690	3,676	3,634	7,520
Total stock-based compensation expense	$3,679	$9,013	$9,200	$12,692	$17,680

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$482	$482	$619	$964	$1,373

	Three Months Ended			Six Months Ended
REVENUE MIX BY END MARKET	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Communications	18%	26%	35%	22%	37%
Computer	9%	10%	8%	10%	8%
Consumer	38%	35%	31%	36%	30%
Industrial	35%	29%	26%	32%	25%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

		Three Months Ended			Six Months Ended
		June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
	RECONCILIATION OF GROSS PROFIT
GAAP gross profit		$106,843	$100,675	$91,313	$207,518	$175,724
	GAAP gross margin	58.1%	55.3%	50.7%	56.7%	49.7%

	Stock-based compensation included in cost of revenues	235	320	640	555	1,271
	Amortization of acquisition-related intangible assets	482	482	619	964	1,373

Non-GAAP gross profit		$107,560	$101,477	$92,572	$209,037	$178,368
	Non-GAAP gross margin	58.5%	55.7%	51.4%	57.1%	50.4%

		Three Months Ended			Six Months Ended
	RECONCILIATION OF OPERATING EXPENSES	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
	GAAP operating expenses	$46,741	$49,628	$46,337	$96,369	$90,562

Less:	Stock-based compensation expense included in operating expenses
	Research and development	2,323	3,055	3,159	5,378	5,550
	Sales and marketing	1,177	1,948	1,725	3,125	3,339
	General and administrative	(56)	3,690	3,676	3,634	7,520
	Total	3,444	8,693	8,560	12,137	16,409

	Amortization of acquisition-related intangible assets	60	181	193	241	409
	Other operating expenses, net	1,130	-	-	1,130	-

	Non-GAAP operating expenses	$42,107	$40,754	$37,584	$82,861	$73,744

		Three Months Ended			Six Months Ended
	RECONCILIATION OF INCOME FROM OPERATIONS	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
	GAAP income from operations	$60,102	$51,047	$44,976	$111,149	$85,162
	GAAP operating margin	32.7%	28.0%	25.0%	30.4%	24.1%

Add:	Total stock-based compensation	3,679	9,013	9,200	12,692	17,680
	Amortization of acquisition-related intangible assets	542	663	812	1,205	1,782
	Other operating expenses, net	1,130	-	-	1,130	-

	Non-GAAP income from operations	$65,453	$60,723	$54,988	$126,176	$104,624
	Non-GAAP operating margin	35.6%	33.3%	30.5%	34.5%	29.6%

		Three Months Ended
	RECONCILIATION OF PROVISION FOR INCOME TAXES	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
	GAAP provision for income taxes	$4,952	$5,353	$3,268	$10,305	$4,253
	GAAP effective tax rate	8.1%	10.4%	7.2%	9.2%	4.9%

	Tax effect of adjustments to GAAP results	(1,259)	(122)	(1,101)	(1,381)	(3,679)

	Non-GAAP provision for income taxes	$6,211	$5,475	$4,369	$11,686	$7,932
	Non-GAAP effective tax rate	9.4%	8.9%	7.9%	9.2%	7.5%

		Three Months Ended			Six Months Ended
	RECONCILIATION OF NET INCOME PER SHARE (DILUTED)	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
GAAP net income		$55,824	$46,248	$41,881	$102,072	$81,679

	Adjustments to GAAP net income
	Stock-based compensation	3,679	9,013	9,200	12,692	17,680
	Amortization of acquisition-related intangible assets	542	663	812	1,205	1,782
	Other operating expenses, net	1,130	-	-	1,130	-
	Tax effect of items excluded from non-GAAP results	(1,259)	(122)	(1,101)	(1,381)	(3,679)

Non-GAAP net income		$59,916	$55,802	$50,792	$115,718	$97,462

	Average shares outstanding for calculation
	of non-GAAP net income per share (diluted)	58,305	60,107	61,466	59,192	61,481

	Non-GAAP net income per share (diluted)	$1.03	$0.93	$0.83	$1.95	$1.59

	GAAP net income per share (diluted)	$0.96	$0.77	$0.68	$1.72	$1.33

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2022	March 31, 2022	December 31, 2021
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$67,383	$170,624	$158,117
Short-term marketable securities	260,209	273,419	372,235
Accounts receivable, net	27,980	30,658	41,393
Inventories	111,258	103,115	99,266
Prepaid expenses and other current assets	14,219	14,685	15,804
Total current assets	481,049	592,501	686,815

PROPERTY AND EQUIPMENT, net	184,245	180,073	179,824
INTANGIBLE ASSETS, net	7,684	8,288	9,012
GOODWILL	91,849	91,849	91,849
DEFERRED TAX ASSETS	19,830	17,371	16,433
OTHER ASSETS	24,347	29,113	30,554
Total assets	$809,004	$919,195	$1,014,487

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$41,402	$36,175	$43,721
Accrued payroll and related expenses	14,569	13,459	15,492
Taxes payable	561	5,601	1,210
Other accrued liabilities	13,597	13,999	11,898
Total current liabilities	70,129	69,234	72,321

LONG-TERM LIABILITIES:
Income taxes payable	15,739	15,384	15,280
Other liabilities	12,891	14,004	14,854
Total liabilities	98,759	98,622	102,455

STOCKHOLDERS' EQUITY:
Common stock	24	26	28
Additional paid-in capital	-	39,684	162,301
Accumulated other comprehensive loss	(10,060)	(8,169)	(3,737)
Retained earnings	720,281	789,032	753,440
Total stockholders' equity	710,245	820,573	912,032
Total liabilities and stockholders' equity	$809,004	$919,195	$1,014,487

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$55,824	$46,248	$41,881	$102,072	$81,679
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	8,766	8,408	7,821	17,174	15,274
Amortization of intangible assets	604	724	873	1,328	1,905
Loss on disposal of property and equipment	959	75	21	1,034	38
Stock-based compensation expense	3,679	9,013	9,200	12,692	17,680
Amortization of premium on marketable securities	930	937	124	1,867	300
Deferred income taxes	(2,346)	(936)	(263)	(3,282)	1,182
Increase in accounts receivable allowance for credit losses	184	75	93	259	91
Change in operating assets and liabilities:
Accounts receivable	2,494	10,660	812	13,154	(5,533)
Inventories	(8,143)	(3,849)	866	(11,992)	13,235
Prepaid expenses and other assets	2,523	1,552	(1,248)	4,075	(4,501)
Accounts payable	7,286	(1,709)	4,772	5,577	8,053
Taxes payable and other accrued liabilities	(5,938)	3,399	1,896	(2,539)	(4,433)
Net cash provided by operating activities	66,822	74,597	66,848	141,419	124,970

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(13,244)	(14,700)	(8,243)	(27,944)	(19,294)
Proceeds from sale of property and equipment	-	1,202	10	1,202	35
Purchases of marketable securities	(5,589)	(15,121)	(166,782)	(20,710)	(188,753)
Proceeds from sales and maturities of marketable securities	16,710	108,817	96,617	125,527	160,083
Net cash provided by (used in) investing activities	(2,123)	80,198	(78,398)	78,075	(47,929)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	-	3,057	-	3,057	3,652
Repurchase of common stock	(157,660)	(134,689)	(26,374)	(292,349)	(26,374)
Payments of dividends to stockholders	(10,280)	(10,656)	(7,867)	(20,936)	(15,712)
Net cash used in financing activities	(167,940)	(142,288)	(34,241)	(310,228)	(38,434)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(103,241)	12,507	(45,791)	(90,734)	38,607

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	170,624	158,117	343,272	158,117	258,874

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$67,383	$170,624	$297,481	$67,383	$297,481

Contacts

Joe Shiffler
Power Integrations, Inc.
(408) 414-8528
joe@power.com